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                                                                    EXHIBIT 10.5


                                 May 15, 2002



ENSCO International Incorporated
Attn.:  C. Christopher Gaut
2700 Fountain Place
1445 Ross Avenue
Dallas, Texas  75202


Ladies and Gentlemen:

      Reference is made to that certain Merger Agreement (the "Agreement") dated May 14, 2002 by and among ENSCO International Incorporated ("Parent"), Chore Acquisition, Inc. ("Merger Sub"), and Chiles Offshore Inc. ("Company"), pursuant to which Company will become a wholly-owned subsidiary of Parent (the "Merger"). Capitalized terms not defined herein have the meaning given to such terms in the Agreement. Section 5.7(b) of the Agreement provides, among others, that in connection with the Merger Company shall terminate (a) that certain Commission Agreement dated April 1, 2000 by and between Bassoe Offshore (USA), Inc. ("Bassoe") and Company, (b) that certain Commission Agreement (the "Bassoe-SEACOR Commission Agreement") dated April 1, 2000 among Bassoe, SEACOR SMIT Inc. ("SEACOR") and Company, (c) that certain Brokerage Arrangement dated August 5, 1997 between Bassoe Rig Partners Ltd. ("Bassoe Rig") and Company and
(d) that certain Brokerage and Commission Agreement dated December 20, 2001 (the "Bassoe Commission Agreement") by and between Bassoe and Company (including any and all other agreements among Bassoe, Bassoe Rig (and their affiliates) and Company, collectively, the "Related Party Agreements"), with termination to be effective as of the Effective Time. In order to induce Parent and Merger Sub to enter into the Agreement and to consummate the Contemplated Transactions, the undersigned hereby agree that each of the respective Related Party Agreements to which they are a party shall be terminated in their entirety as of the Effective Time. The undersigned hereby represent and warrant to Parent that neither the undersigned nor any of their respective affiliates is a party to any Contract with any Acquired Company other than the Related Party Agreements. The undersigned hereby waive any provisions in the Related Party Agreements requiring prior notice of termination and agree that none of the Acquired Companies shall incur any Liability as a result of such termination. Notwithstanding anything to the contrary herein, in accordance with Section 1 of the Bassoe-SEACOR Commission Agreement, Parent shall pay to Bassoe (a) an amount equal to $437,500 at the Effective Time in conjunction with the termination of the Bassoe Commission Agreement and (b) an amount equal to $250,000 within 60 days after delivery of the Vessel to Company by Builder, in accordance with, and in the manner contemplated by, Section 1 of the Bassoe-SEACOR Commission Agreement. For the purpose of this letter agreement, "Vessel" and "Builder" have the meanings assigned to those terms in the Bassoe-SEACOR Commission Agreement. Except as expressly set forth in this letter agreement, Parent and the Acquired Companies and their affiliates shall have no Liability (monetary or otherwise) to Bassoe, Bassoe Rig or any of their affiliates at or following the Effective Time.
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ENSCO International Incorporated
May 15, 2002
Page 2



      This letter agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of Delaware (without giving effect to the conflict of law provisions thereof). All actions and Proceedings arising out of or relating to this letter agreement must be brought in the courts of the State of Delaware, County of New Castle, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the undersigned irrevocably consents to the exclusive jurisdiction of such court in any such Proceeding and waives any objection to venue therein. This letter agreement may be executed in multiple counterparts, each of which shall be deemed an original but together shall constitute one and the same agreement.

                                          Very truly yours,

                                          BASSOE OFFSHORE (USA), INC.


                                          By: /s/ Jonathan Fairbanks
                                              ---------------------------------
                                          Name: Jonathan Fairbanks
                                          Title: President

                                          BASSOE RIG PARTNERS LTD.


                                          By: /s/ Jonathan Fairbanks
                                              ---------------------------------
                                          Name: Jonathan Fairbanks
                                          Title: President

Acknowledged and Accepted this            Acknowledged and Accepted this
16th day of May, 2002                     16th day of May, 2002

ENSCO INTERNATIONAL INCORPORATED          CHILES OFFSHORE INC.



By: /s/ C. C. Gaut                        By: /s/ William E. Chiles
    ----------------------------              ---------------------------------
Name: C. Christopher Gaut                 Name: William E. Chiles
Title: Sr. Vice President                 Title: President